                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): May 13, 2003
                                                         -------------


                        Philadelphia Suburban Corporation
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                    001-06659                 23-1702594
----------------------------- -------------------------- -----------------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

           762 West Lancaster Avenue
            Bryn Mawr, Pennsylvania                       19010-3489
----------------------------------------------   ----------------------------
   (Address of Principal Executive Offices)               (Zip Code)



       Registrant's telephone number, including area code: (610) 527-8000
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.    Other Events.

           On April 3, 2003, Philadelphia Suburban Corporation ("PSC") filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (Registration No. 333-104290) (the "Registration Statement"). The Commission declared the Registration Statement effective on April 25, 2003. On May 13, 2003, PSC entered into an Underwriting Agreement (the "Underwriting Agreement") relating to the offering of up to 1,495,000 shares (including an option to purchase 195,000 shares) of common stock of PSC (the "Shares"). The Underwriting Agreement is attached to this report as Exhibit 1.1 and the opinion regarding legality of the securities registered by the Registration Statement is attached to this report as Exhibit 5.1.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)    Exhibits.

           1.1 Underwriting Agreement, dated May 13, 2003, among Philadelphia Suburban Corporation, Edward D. Jones & Co., L.P. and
                  Janney Montgomery Scott LLC.

           5.1 Opinion of Morgan, Lewis & Bockius LLP regarding legality of securities.








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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Philadelphia Suburban Corporation


                                By: /s/ Roy H. Stahl
                                    ----------------------------------------
                                    Roy H. Stahl
                                    Executive Vice President and General Counsel



Dated: May 14, 2003








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                                  Exhibit Index
                                  -------------


         Exhibit
         -------

           1.1 Underwriting Agreement, dated May 13, 2003, among Philadelphia Suburban Corporation, Edward D. Jones & Co., L.P. and
                  Janney Montgomery Scott LLC.

           5.1 Opinion of Morgan, Lewis & Bockius LLP regarding legality of securities.